united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 4/30

Date of reporting period: 4/30/16

Item 1. Reports to Stockholders.

Zeo Strategic Income Fund

Class I : ZEOIX

ANNUAL REPORT

APRIL 30, 2016

1-855-ZEO-FUND

(1-855-936-3863)

Distributed by Northern Lights Distributors, LLC

Member FINRA

Zeo Capital Advisors	1 Montgomery Street, Suite 3450 San Francisco, CA 94104 v. 415.875.5604, f. 415.875.5609

April 30, 2016

Dear Shareholders:

The Federal Reserve finally raised overnight interest rates in December 2015, and investors seem to have accepted that the Fed will likely continue to raise rates in the near future. Yet uncertainty appears to have increased. An admirable focus by the Fed on data-driven decisions appears to have run head first into the intersection of two realities: (1) economic data points don’t always draw a straight line, with new measures often contradicting previous ones even if there is a long-term trend; and (2) today’s investors and consumers seem to lack the patience to draw long-term conclusions from short-term data, leading them to overreact to each slightly positive or negative economic metric. In short, despite best efforts to be transparent and objective, the Fed has inadvertently continued to nurture a culture of uncertainty.

Performance review

The Zeo Strategic Income Fund (the “Fund”) gained +0.65% since October 2015 and +1.41% for the year ended April 30, 2016. During the same periods, the Barclays Capital U.S. Aggregate Bond Indexi (the “Benchmark”) returned +2.82% and +2.72%, respectively. To better understand the Fund’s performance relative to the Benchmark, it is helpful to remind readers of the two most important differences between the two portfolios.

First, the Benchmark’s duration is approximately 5.5 years, while the Fund’s duration has historically been less than 2 years. This is particularly notable because of the movements in interest rates over the last year. Specifically, treasury rates for maturities greater than 3 years were lower in that time, while rates for maturities less than 3 years were actually higher. Therefore, taking into account just the interest rate sensitivity, we would expect the Fund to decline and the Benchmark to rise.

Second, the Benchmark is made up of three types of bonds – treasuries, investment-grade corporates and mortgage-backed securities – only one of which has a predictable sensitivity to corporate credit spreadsii. The Fund, in contrast, is a portfolio of only corporate bonds, with an average high yield credit ratingiii. Since April 30, 2015, both investment grade and high yield credit spreads widened, with high yield spreads moving over 35% as measured by Bank of America Merrill Lynch.

The observations above can be used to explain the Benchmark performance reasonably well. Lower long-term interest rates boosted the Benchmark, while the impact of corporate credit spreads was small due to both the asset class mix and the less dramatic spread moves of the instruments in the Benchmark. However, with higher short-term interest rates and substantially higher credit spreads, one might expect the Fund to have declined significantly since April 30, 2015. Yet this was not the case. Why not?

The explanation for the Fund’s performance is one of risk management. When combined with our preference for shorter-term bonds, we believe the careful security selection from our fundamental process is the primary reason that the Fund didn’t exhibit the type of sensitivity to credit spreads that may have been observed in many of our peers. Where we did see price declines in our holdings, we were able to take advantage of those movements to increase the yieldsiv of the Fund’s bonds. By doing so, we positioned the Fund to have the potential to accelerate a subsequent recovery. What results is performance that resembles our goal to deliver a portfolio that aims to be absolute return, even in a market environment that may have been among the most difficult for the Fund’s strategy.

Investment outlook

Simultaneously higher short-term and lower long-term interest rates are referred to as a flattening yield curve, and we believe this observation is the direct result of the unintended uncertainty being underwritten by the Federal Reserve. Even as market participants gain confidence that the Fed will raise overnight rates, presumably due to stronger economic fundamental data, they lack confidence that this will translate into the long-term growth necessary to drive healthy inflation and higher rates for longer-term borrowed money (mortgages, loans and corporate debt to name a few examples).

There are many consequences of this disconnect, any one of which could upset the fragile low growth/low inflation pace of an economy dependent on consumers. The dramatic and unforeseen declines in oil prices and other commodities over the last two years have shown us how vulnerable the markets still are. We won’t presume to know the impact of expected events (e.g. interest rate hikes), nor do we claim to know what unexpected shocks lie in wait around the corner, if any. But the tension among investors is palpable, and we believe it’s reasonable to expect more uncertainty in the months and years ahead. Here at Zeo, we aim to capitalize on that potential volatility even as we target consistency in the current “hold-your-breath” environment.

We thank you for your continued support and confidence in our management.

Sincerely,

Venkatesh Reddy	Bradford Cook
Chief Investment Officer	Portfolio Manager

[i]	The Barclays Capital U.S. Aggregate Bond Index covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, Government -Related, Corporate, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS sectors. The U.S. Aggregate Index is a component of the U.S. Universal Index in its entirety. Unmanaged index returns do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

ii	A credit spread is the difference in yield between two bonds of similar maturity but different credit quality. For example, a corporate bond may offer a spread over a Treasury bond with the same maturity.

iii	A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to its debt obligations. Standard & Poor’s ratings are measured on a scale that ranges from AAA (highest) to D (lowest), with ratings of BBB- and above considered investment grade; ratings are subject to change without notice. “NR”, or Not Rated, indicates the issuer or specific security has not been rated and does not necessarily indicate low credit quality.

iv	Yield is the return an investor will realize on a bond purchased at the market price and held until its expected redemption date.

5337-NLD-06/17/2016

Zeo Strategic Income Fund

PORTFOLIO REVIEW (Unaudited)

April 30, 2016

The Fund’s performance figures* for the periods ended April 30, 2016, compared to its benchmark:

			Inception** -
Annualized Average Returns:	One Year	Three Year	April 30, 2016
Zeo Strategic Income Fund - Class I	1.41%	2.82%	2.96%
Barclays Capital U.S. Aggregate Bond Index ***	2.72%	2.29%	3.38%

Comparison of the Change in Value of a $10,000 Investment

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Performance figures for periods greater than one year are annualized. The total operating expense ratio (including indirect expenses), as stated in the fee table in the Fund’s Prospectus dated August 28, 2015, is 1.30% for Class I shares. For performance information current to the most recent month-end, please call 1-855-936-3863.

**	Inception date is May 31, 2011.

***	The Barclays Capital U.S. Aggregate Bond Index is a widely accepted, unmanaged index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities, and asset-backed securities. Investors cannot invest directly in an index.

Portfolio Composition as of April 30, 2016	% of Net Assets
Bonds & Notes	77.1%
Term Loans	5.1%
Other Assets, Cash & Cash Equivalents	17.8%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Zeo Strategic Income Fund
PORTFOLIO OF INVESTMENTS
April 30, 2016

Par Value		Coupon Rate (%)	Maturity	Value
	BONDS & NOTES - 77.1%
	AEROSPACE/DEFENSE - 2.6%
$5,607,000	Moog, Inc. (a)	5.250	12/1/2022	$5,663,070

	APPAREL - 6.4%
5,807,000	Hanesbrands, Inc.	6.375	12/15/2020	6,010,245
7,843,000	Perry Ellis International, Inc.	7.875	4/1/2019	7,901,822
				13,912,067
	AUTO PARTS & EQUIPMENT - 1.8%
3,676,000	Tenneco Automotive, Inc.	6.875	12/15/2020	3,818,445

	BEVERAGES - 3.1%
5,831,000	DS Services of America, Inc. (a)	10.000	9/1/2021	6,618,185

	COMMERCIAL SERVICES - 5.5%
4,880,000	FTI Consulting, Inc.	6.000	11/15/2022	5,136,200
6,731,000	Hertz Corp.	7.500	10/15/2018	6,843,812
				11,980,012
	ELECTRONICS - 2.8%
5,808,000	Allegion US Holding Co., Inc.	5.750	10/1/2021	6,069,360

	ENTERTAINMENT - 8.1%
17,046,000	Lions Gate Entertainment Corp.	5.250	8/1/2018	17,472,150

	FOOD - 3.9%
8,241,000	US Foods, Inc.	8.500	6/30/2019	8,457,326

	FOOD SERVICE - 3.1%
6,536,000	Aramark Services, Inc. - Class B	5.750	3/15/2020	6,748,420

	HEALTHCARE - SERVICES - 1.8%
3,838,000	HealthSouth Corp.	7.750	9/15/2022	3,991,520

	LEISURE TIME - 2.6%
5,445,000	Carlson Wagonlit BV (a)	6.875	6/15/2019	5,662,800

	MEDIA - 7.0%
4,752,000	CCO Holdings LLC	6.500	4/30/2021	4,917,370
7,815,000	McGraw-Hill Global Education Holdings LLC (b)	9.750	4/1/2021	8,415,887
1,899,000	TEGNA, Inc.	7.125	9/1/2018	1,929,859
				15,263,116

See accompanying notes to financial statements.

Zeo Strategic Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
April 30, 2016

Par Value		Coupon Rate (%)	Maturity	Value
	MISCELLANEOUS MANUFACTURING - 2.5%
$5,370,000	Smith & Wesson Holding Corp. (a)	5.000	7/15/2018	$5,437,125

	PACKAGING & CONTAINERS - 1.3%
272,000	Graphic Packaging International, Inc.	4.750	4/15/2021	283,900
2,522,000	Reynolds Group Holdings	7.875	8/15/2019	2,610,270
				2,894,170
	PIPELINES - 2.8%
5,701,000	Hiland Partners Finance Corp. (a)	7.250	10/1/2020	5,964,671

	RETAIL - 14.2%
8,601,000	AmeriGas Finance Corp.	6.750	5/20/2020	8,883,027
4,730,000	Caleres, Inc.	6.250	8/15/2023	4,824,600
7,294,000	Dufry Finance SCA (a)	5.500	10/15/2020	7,585,760
5,051,600	Regis Corp. (a)	5.500	12/2/2019	5,152,632
4,213,000	Suburban Energy Finance Corp.	7.375	8/1/2021	4,339,390
				30,785,409
	SOFTWARE - 3.5%
7,308,000	IMS Health, Inc. (a)	6.000	11/1/2020	7,490,700

	STORAGE/WAREHOUSING - 4.1%
8,631,000	Mobile Mini, Inc.	7.875	12/1/2020	8,976,240

	TOTAL BONDS & NOTES (Cost - $165,978,375)			167,204,786

	TERM LOANS - 5.1%
	INDUSTRIAL EQUIPMENT & COMPONENTS - 2.3%
4,938,194	Mueller Water Products, Inc. (c)	4.000	11/25/2021	4,969,058

	SOFTWARE - 2.8%
2,000,000	Deltek, Inc. (c)	9.500	6/25/2023	1,990,000
977,143	Deltek, Inc. (c)	5.000	6/25/2022	980,807
3,357,140	LANDesk Software, Inc. (c)	8.250	2/25/2021	3,172,498
				6,143,305

	TOTAL TERM LOANS (Cost - $11,225,374)			11,112,363

See accompanying notes to financial statements.

Zeo Strategic Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
April 30, 2016

Shares		Value
	SHORT-TERM INVESTMENTS - 19.8%
	MONEY MARKET FUND - 19.8%
42,843,333	Fidelity Institutional Money Market Government Portfolio, to yield 0.34%
	(Cost - $42,843,333) (d)	$42,843,333

	TOTAL INVESTMENTS - 102.0% (Cost - $220,047,082) (e)	$221,160,482
	OTHER ASSETS LESS LIABILITIES - NET - (2.0)%	(4,269,016)
	NET ASSETS - 100.0%	$216,891,466

(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At April 30, 2016 these securities amounted to $49,574,943 or 22.9% of net assets.

(b)	Step coupon security - interest rate shown reflects the rate currently in effect.

(c)	Variable rate security - interest rate shown reflects the rate currently in effect.

(d)	Money market fund; interest rate reflects seven-day effective yield on April 30, 2016.

(e)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $220,062,079 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$1,473,320
Unrealized depreciation:	(374,917)
Net unrealized appreciation:	$1,098,403

See accompanying notes to financial statements.

Zeo Strategic Income Fund
STATEMENT OF ASSETS AND LIABILITIES
April 30, 2016

ASSETS
Investment securities:
At cost	$220,047,082
At value	$221,160,482
Receivable for Fund shares sold	42,296
Interest receivable	2,735,178
Prepaid expenses and other assets	33,599
TOTAL ASSETS	223,971,555

LIABILITIES
Payable for securities purchased	6,699,898
Payable for Fund shares repurchased	161,246
Investment advisory fees payable	174,494
Payable to related parties	21,988
Accrued expenses and other liabilities	22,463
TOTAL LIABILITIES	7,080,089
NET ASSETS	$216,891,466

Net Assets Consist Of:
Paid in capital ($0 par value, unlimited shares authorized)	$220,733,744
Undistributed net investment income	31,670
Accumulated net realized loss from security transactions	(4,987,348)
Net unrealized appreciation on investments	1,113,400
NET ASSETS	$216,891,466

Net Asset Value Per Share:
Class I Shares:
Net Assets	$216,891,466
Shares of beneficial interest outstanding	21,976,155
Net Asset Value (Net Assets / Shares Outstanding), Offering and Redemption Price Per Share (a)	$9.87

(a)	The Fund may charge a 1.00% fee on redemption of shares held for less than 30 days.

See accompanying notes to financial statements.

Zeo Strategic Income Fund
STATEMENT OF OPERATIONS
For the Year Ended April 30, 2016

INVESTMENT INCOME
Interest	$8,768,136

EXPENSES
Investment advisory fees	1,919,838
Administrative services fees	207,685
Shareholder servicing fees	97,818
Transfer agent fees	32,878
Registration fees	27,597
Custodian fees	21,615
Printing and postage expenses	19,399
Compliance officer fees	17,369
Audit fees	16,922
Legal fees	15,029
Trustees’ fees and expenses	13,923
Insurance expense	4,187
Other expenses	8,513
TOTAL EXPENSES	2,402,773
NET INVESTMENT INCOME	6,365,363

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss from security transactions	(4,747,997)
Net change in unrealized appreciation (depreciation) of investments	898,507
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(3,849,490)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,515,873

See accompanying notes to financial statements.

Zeo Strategic Income Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	April 30, 2016	April 30, 2015

FROM OPERATIONS
Net investment income	$6,365,363	$4,275,274
Net realized loss from security transactions	(4,747,997)	(458,910)
Net change in unrealized appreciation (depreciation) of investments	898,507	(166,730)
Net increase in net assets resulting from operations	2,515,873	3,649,634

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(6,315,109)	(4,176,425)
From net realized gains	—	(297,193)
Net decrease in net assets resulting from distributions to shareholders	(6,315,109)	(4,473,618)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	149,885,403	83,599,023
Net asset value of shares issued in reinvestment of distributions to shareholders	4,740,036	3,535,215
Payments for shares redeemed	(72,476,251)	(19,649,183)
Redemption fee proceeds	10,697	302
Net increase in net assets from shares of beneficial interest	82,159,885	67,485,357

TOTAL INCREASE IN NET ASSETS	78,360,649	66,661,373

NET ASSETS
Beginning of Year	138,530,817	71,869,444
End of Year*	$216,891,466	$138,530,817
* Includes undistributed net investment income of:	$31,670	$215,430

SHARE ACTIVITY
Shares Sold	15,061,834	8,283,431
Shares Reinvested	479,347	353,366
Shares Redeemed	(7,353,090)	(1,951,962)
Net increase in shares of beneficial interest outstanding	8,188,091	6,684,835

See accompanying notes to financial statements.

Zeo Strategic Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class I

	Year Ended	Year Ended	Year Ended		Year Ended		Period Ended
	April 30, 2016	April 30, 2015	April 30, 2014		April 30, 2013		April 30, 2012 (1)

Net asset value, beginning of period	$10.05	$10.12	$10.12		$10.04		$10.00
Activity from investment operations:
Net investment income (2)	0.33	0.37	0.40		0.29		0.19
Net realized and unrealized gain (loss) on investments	(0.19)	(0.07)	0.01		0.11		0.01
Total from investment operations	0.14	0.30	0.41		0.40		0.20
Paid-in-Capital from Redemption fees	0.00 (3)	0.00 (3)	0.00	(3)	—		—
Less distributions from:
Net investment income	(0.32)	(0.35)	(0.39)		(0.29)		(0.16)
Net realized gains	—	(0.02)	(0.02)		(0.03)		—
Total distributions	(0.32)	(0.37)	(0.41)		(0.32)		(0.16)
Net asset value, end of period	$9.87	$10.05	$10.12		$10.12		$10.04
Total return (4)	1.41%	3.02%	4.06%		4.07%		2.03	% (5)
Net assets, end of period (000s)	$216,891	$138,531	$71,869		$45,047		$32,886
Ratios to average net assets:
Expenses, before waiver or recapture	1.25%	1.28%	1.32%		1.40%		1.87	% (6)
Expenses, net waiver or recapture	1.25%	1.28%	1.38	% (7)	1.50	% (7)	1.50	% (6)
Net investment income, net waiver or recapture	3.31%	3.69%	3.95%		2.84%		2.13	% (6)
Portfolio turnover rate	135%	143%	173%		95%		108	% (5)

(1)	The Zeo Strategic Income Fund commenced operations on May 31, 2011.

(2)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for each period.

(3)	Less than $0.005 per share.

(4)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any. Had the advisor not absorbed a portion of the Fund’s expenses for the period ended April 30, 2012, total return would have been lower.

(5)	Not annualized.

(6)	Annualized.

(7)	Represents the ratio of expenses to average net assets inclusive of advisor’s recapture of waived/reimbursed fees from prior periods.

See accompanying notes to financial statements.

Zeo Strategic Income Fund
NOTES TO FINANCIAL STATEMENTS
April 30, 2016

1.	ORGANIZATION

The Zeo Strategic Income Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a trust organized under the laws of the State of Delaware on January 19, 2005, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund seeks low volatility and absolute returns consisting of income and moderate capital appreciation. The Fund currently offers the Class I shares, which commenced operations on May 31, 2011. Class I shares are offered at net asset value.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the current bid price on the day of valuation. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the current bid price on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term investments that mature in 60 days or less may be valued at amortized cost, provided such valuations represent fair value. Debt securities and term loans (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third-party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Zeo Strategic Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2016

Fair Valuation Process – As noted above, the fair value team is comprised of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Zeo Strategic Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2016

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of April 30, 2016 for the Fund’s investments measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Bonds & Notes	$—	$167,204,786	$—	$167,204,786
Term Loans	—	11,112,363	—	11,112,363
Short-Term Investments	42,843,333	—	—	42,843,333
Total	$42,843,333	$178,317,149	$—	$221,160,482

The Fund did not hold any Level 3 securities during the year. There were no transfers into or out of Level 1 or Level 2 during the year. It is the Fund’s policy to recognize transfers between Level 1 and Level 2 at the end of the reporting period.

*	Refer to the Portfolio of Investments for security classifications.

Security Transactions and Related Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and Federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Tax – The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions,

Zeo Strategic Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2016

and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on the returns filed for the open tax years 2013 through 2015, or expected to be taken in the Fund’s 2016 tax return. The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least monthly. The Fund will declare and pay net realized capital gains, if any, annually. Dividends to shareholders from net investment income and distributions from net realized gains are recorded on ex-dividend date and are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Fund.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS

Zeo Capital Advisors, LLC serves as the Fund’s investment advisor (the “Advisor”). Pursuant to an investment advisory agreement between the Advisor and the Trust, with respect to the Fund (the “Advisory Agreement”), the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by other service providers. Under the terms of the Advisory Agreement, the Advisor receives monthly fees calculated at an annual rate of 1.00% on the first $250 million in net assets and 0.75% on assets greater than $250 million. For the year ended April 30, 2016, the Fund incurred $1,919,838 in advisory fees.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until August 31, 2016, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with

Zeo Strategic Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2016

investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor)) do not exceed 1.50% per annum of the Fund’s average daily net assets for Class I shares (the “Expense Limitation”).

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s Operating Expenses are subsequently less than the Expense Limitation, the Advisor shall be entitled to reimbursement by the Fund, on a rolling three year basis, for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the Expense Limitation. If Fund Operating Expenses subsequently exceed the Expense Limitation, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). No amounts will be paid to the Advisor in any fiscal quarter unless the Board determines that reimbursement is in the best interests of the Fund and its shareholders. No amounts remain available for future reimbursement to the Advisor as of April 30, 2016.

Northern Lights Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. For the year ended April 30, 2016, the Distributor received no underwriting commissions.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides fund administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. A Trustee and certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities and U.S. Government securities, for the year ended April 30, 2016 amounted to $281,791,337 and $223,981,890, respectively.

Zeo Strategic Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2016

5.	IN-KIND CONTRIBUTIONS

On February 2, 2016, the Fund received an in-kind contribution which consisted of $1,130,640 of securities received at value. As a result of the in-kind contribution, the Fund issued 116,082 Class I shares.

On February 11, 2016, the Fund received an in-kind contribution which consisted of $5,342,241 of securities received at value. As a result of the in-kind contribution, the Fund issued 550,747 Class I shares.

6.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of April 30, 2016, Charles Schwab & Co, Inc. held approximately 25.9% of the voting securities of the Zeo Strategic Income Fund.

7.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if shareholders sell their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund. For the year ended April 30, 2016, the Fund assessed $10,697 in redemption fees.

8.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the following years ended was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	April 30, 2016	April 30, 2015
Ordinary Income	$6,315,109	$4,266,928
Long-Term Capital Gain	—	206,690
	$6,315,109	$4,473,618

As of April 30, 2016, the components of distributable earnings/ (deficit) on a tax basis were as follows:

Undistributed	Post October Loss	Capital Loss	Unrealized	Total
Ordinary	and	Carry	Appreciation/	Accumulated
Income	Late Year Loss	Forwards	(Depreciation)	Earnings/(Deficits)
$31,670	$(4,426,532)	$(545,819)	$1,098,403	$(3,842,278)

The difference between book basis and tax basis unrealized appreciation and accumulated net realized losses from security transactions is primarily attributable to the tax deferral of losses on wash sales.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such losses of $4,426,532.

Zeo Strategic Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2016

At April 30, 2016 the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total
$236,933	$308,886	$545,819

Permanent book and tax differences, primarily attributable to tax adjustments for consent fees, resulted in reclassification for the year ended April 30, 2016 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$—	$(234,014)	$234,014

9.	NEW ACCOUNTING PRONOUNCEMENTS

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2015-07, “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent),” modifying ASC 946 “Financial Services – Investment Companies.” Under the modifications, investments in affiliated and private investment funds valued at Net Asset Value are no longer included in the fair value hierarchy disclosed in Footnote 2. ASU 2015-07 is effective for fiscal years beginning on or after December 15, 2015, and interim periods within those annual periods. Early application is permitted. Management is currently evaluating the implications of ASU 2015-07 and its impact on financial statement disclosures.

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Fund Trust
and the Shareholders of Zeo Strategic Income Fund

We have audited the accompanying statement of assets and liabilities of the Zeo Strategic Income Fund, a series of shares of beneficial interest in Northern Lights Fund Trust, including the portfolio of investments, as of April 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended and for the period May 31, 2011 (commencement of operations) through April 30, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2016 by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Zeo Strategic Income Fund as of April 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the four-year period then ended and for the period May 31, 2011 through April 30, 2012, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP
Philadelphia, Pennsylvania
June 28, 2016

Zeo Strategic Income Fund
EXPENSE EXAMPLES (Unaudited)
April 30, 2016

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2015 through April 30, 2016.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Fund’s
	Account Value	Account Value	During Period*	Annualized
Actual	11/1/15	4/30/16	11/1/15 – 4/30/16	Expense Ratio**
Class I	$1,000.00	$1,006.50	$6.39	1.28%

Hypothetical	Beginning	Ending	Expenses Paid	Fund’s
(5% return before	Account Value	Account Value	During Period*	Annualized
expenses)	11/1/15	4/30/16	11/1/15 - 4/30/16	Expense Ratio**
Class I	$1,000.00	$1,018.50	$6.42	1.28%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (366).

**	Annualized.

Zeo Strategic Income Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
April 30, 2016

Zeo Strategic Income Fund* – Adviser: Zeo Capital Advisors, LLC

In connection with the regular meeting held on March 23-24, 2016 the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between Zeo Capital Advisors, LLC (“ZCA”) and the Trust, with respect to Zeo Strategic Income Fund (the “Fund” or “Zeo”). In considering the renewal of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees noted that ZCA was founded in 2009, specializes in fixed income investments, and has assets under management of approximately $254 million. They noted that ZCA manages separate accounts in addition to Zeo. The Trustees discussed the background information of the personnel responsible for servicing the Fund, noting that they had significant financial industry experience, including managing high yield and credit-focused hedge funds. They reviewed the adviser’s investment process, noting that the adviser uses market screens and dialogues with analysts to identify investment opportunities. They also noted that the adviser’s investment team conducts deep fundamental research and performs substantial analysis of investments before selecting them for the Fund. The Trustees discussed the adviser’s risk management process, noting that the adviser seeks to mitigate interest rate risk and credit risk by creating a short duration portfolio. They noted the adviser seeks to mitigate liquidity risk by investing in easily tradable securities and maintaining relatively low concentration limits in individual positions. The Trustees observed that the adviser monitors compliance with the Fund’s investment limitations on a daily basis. They discussed the adviser’s broker selection process and methods for determining best execution, noting that the adviser takes a variety of qualitative and quantitative factors into consideration. The Trustees acknowledged their good relationship with the adviser since the Fund’s inception and their appreciation for the adviser’s deep fundamental research process. They observed that the adviser has been successful in managing a fixed income fund with low volatility, and they concluded that the adviser should continue to provide high quality service to the Fund and its shareholders.

Performance. The Trustees evaluated the performance of the Fund, noting the Fund’s objective to seek low volatility and absolute returns. They noted the Fund’s 4-star Morningstar category rating over the 3-year period. They also noted that the Fund had Morningstar percentile rankings of 11% and 1% over the past three and one year time periods, respectively. The Trustees discussed the Fund’s returns, noting that the Fund outperformed the Fund’s benchmark, Morningstar category, adviser-selected Morningstar category and peer group over the 1-year and 3-year periods. They considered that over the past three years, the Fund’s Sharpe ratio of 2.12% significantly outpaced the benchmark’s. They also considered the Fund’s upside/downside capture ratio, reasoning that it demonstrated that the Fund has captured minimal downside compared to the category while capturing enough upside to outperform the benchmark and Morningstar category over the 1- and 3-year periods. They concluded that the adviser is meeting the Fund’s objective of providing absolute returns with low volatility, and that the Fund’s performance was good.

Fees and Expenses. The Trustees noted that the current advisory fee of 1.00% was higher than the peer group average, the Morningstar category average, and the adviser-selected Morningstar category average, but within the ranges of all three comparative groups. The Trustees considered, however, that the fee was reduced to 0.75% for

Zeo Strategic Income Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
April 30, 2016

assets over $250 million and that some of the peer funds charge a higher advisory fee. The Trustees further noted that the Fund’s net expense ratio was higher than the peer group average, Morningstar category average, and adviser-selected Morningstar category averages, but well within the range of all three comparative groups. They noted that while the advisory fee was higher than that reported for some separate accounts, the adviser’s newer separate accounts are charged a fee that is similar to or higher than the Fund’s advisory fee. Based on these factors, the Trustees concluded that the Fund’s advisory fee was not unreasonable.

Economies of Scale. The Trustees considered whether economies of scale would be realized by the adviser with respect to management of the Fund. They noted that there is a breakpoint in place when the Fund reaches $250 million in assets, and that the breakpoint is not only at a relatively low asset level, it is a significant reduction to a fee of 0.75%. The Board concluded that this previously negotiated breakpoint is appropriate and in the best interests of shareholders.

Profitability. The Trustees considered the profits realized by the adviser in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit with respect to the services provided to the Fund. They reviewed the profitability analysis provided by the adviser and agreed that profits, both in terms of actual dollars and as a percent of total revenue, were reasonable.

Conclusion. Having requested and received such information from the adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the advisory fee structure was reasonable and that renewal of the advisory agreement was in the best interests of the shareholders of Zeo Strategic Income Fund.

*	Due to timing of the contract approval schedule, these deliberations may or may not relate to the current performance results of the Zeo Strategic Income Fund.

Zeo Strategic Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)
April 30, 2016

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	119	Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014); Altegris KKR Commitments Master Fund and Altegris KKR Commitments Fund (since 2014)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	119	Schroder Global Series Trust (since 2012); Two Roads Shared Trust (since 2012); Northern Lights Variable Trust (since 2013); Altegris KKR Commitments Master Fund; Altegris KKR Commitments Fund (since 2014) and Ramius Archview Credit and Distressed Fund (since 2015)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	107	AdvisorOne Funds (2004- 2013); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (since 2007); Greenwich Advisers Trust (2007- February 2011); Global Real Estate Fund (2008-2011); The World Funds Trust (2010- 2013); Northern Lights Variable Trust (since 2006)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	107	AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006); CLA Strategic Allocation Fund (2014-2015)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	146	Northern Lights Variable Trust (since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	146	Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc. (2007-2012); Northern Lights Fund Trust III (since 2012); Northern Lights Variable Trust (since 2007)

4/30/16 – NLFT_v2

Zeo Strategic Income Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
April 30, 2016

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers*** 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer, Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly President and Manager, Blu Giant, LLC (2004 - 2011).	107	Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust II (“NLFT II”), Northern Lights Fund Trust III (“NLFT III”), Northern Lights Fund Trust IV (“NLFT IV”), Northern Lights Variable Trust (“NLVT”) and Two Roads Shared Trust.

***	Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant and Transfer Agent).

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-936-3863.

4/30/16 – NLFT_v2

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-936-3863 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-936-3863.

INVESTMENT ADVISOR
Zeo Capital Advisors, LLC
1 Montgomery Street, Suite 3450
San Francisco, CA 94104

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Anthony J. Hertl, Mark H. Taylor and Mark Gersten are audit committee financial experts, as defined in Item 3 of Form N-CSR. Anthony J. Hertl, Mark H. Taylor and Mark Gersten are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2016 - $14,900

2015 - $14,900

2014 - $14,500

2013 - $14,000

2012 - $14,000

(b)	Audit-Related Fees

2016 - None

2015 - None

2014 - None

2013 - None

2012 - None

(c)	Tax Fees

2016 - $2,200

2015 - $2,200

2014 - $2,000

2013 - $2,000

2012 - $2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2016 - None

2015 - None

2014 - None

2013 - None

2012 - None

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2012	2013	2014	2015	2016
Audit-Related Fees	0.00%	0.00%	0.00%	0.00%	0.00%
Tax Fees:	0.00%	0.00%	0.00%	0.00%	0.00%
All Other Fees:	0.00%	0.00%	0.00%	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2016 - $2,200

2015 - $2,200

2014 - $2,000

2013 - $2,000

2012 - $2,000

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 7/7/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 7/7/16

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Financial Officer/Treasurer

Date 7/7/16